UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 28, 2015

Swift Transportation Company (Exact name of Registrant as specified in charter)
Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2200 South 75th Avenue, Phoenix, Arizona		85043
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (602) 269-9700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 28, 2015, the Company posted on its website a letter to its stockholders discussing its results of operations for the quarterly period ended December 31, 2014. A copy of the letter is attached to this Current Report as Exhibit 99 and is incorporated herein by reference.

The information in this Current Report is being furnished, not filed, under Item 2.02 in this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

Exhibit 99	Letter to stockholders dated January 28, 2015, issued by Swift Transportation Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWIFT TRANSPORTATION COMPANY

By:	/s/ VIRGINIA HENKELS

Name:	Virginia Henkels
Title:	Executive Vice President and Chief Financial Officer

Dated: January 28, 2015